UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800)-331-1792

Date of fiscal year end: August 31
Date of reporting period: February 28, 2009

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / FEBRUARY 28, 2009

CitiSM New York Tax Free Reserves

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes*, preservation of capital and liquidity.

*

A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Consult your personal tax adviser or legal adviser.

Fund name change

Effective June 1, 2009, the Fund’s name will be changed to Western Asset / Citi New York Tax Free Reserves. The Fund’s investment objective and investment policies remain unchanged.

What’s inside

Letter from the chairman	I
Fund at a glance	1
Fund expenses	2
Schedule of investments	4
Statement of assets and liabilities	13
Statement of operations	14
Statements of changes in net assets	15
Financial highlights	16
Notes to financial statements	17
Board approval of management and subadvisory agreements	25

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason in the name of funds. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended February 28, 2009. Looking back, U.S. gross domestic product (“GDP”)[i] growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982.

When the reporting period began, there continued to be speculation as to whether the U.S. would experience a recession and, if so, how deep and prolonged it would be. This speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. Regardless of how one defines a recession, it has felt as if we have been in the midst of an economic slowdown for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has continued to weaken. The Commerce Department reported that spending by consumers declined 3.8% during the third quarter of 2008 and fell 4.3% in the fourth quarter.

In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last fourteen months ended February 2009. Over that period, 4.4 million jobs were lost, with nearly half of the total occurring during the last three months. In addition, in February 2009, the unemployment rate hit 8.1%, the highest since 1983. Another strain on the economy, the housing market, has yet to bottom. According to the National Association of Realtors, existing home sales fell to a nearly twelve-year low in January 2009, with nearly half of the sales involving distressed property transactions, such as foreclosures.

CitiSM New York Tax Free Reserves | I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 2.00%. While the Fed had cut rates a total of 2.25%, from 4.25% to 2.00% during the first four months of 2008, it then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent—a historic low—and maintained this stance during its next meetings in January and March 2009. In conjunction with the March meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Prior to the beginning of the reporting period, in March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. In recent months, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). TALF will initially lend up to $200 billion to eligible owners of certain AAA-rated asset-backed securities backed by newly and recently originated auto loans, credit card loans, student loans and Small Business Administration (“SBA”) guaranteed loans. The Fed has also floated the idea of purchasing certain Treasury securities in an attempt to bring down long-term interest rates.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the six-month reporting period ended February 28, 2009, both short-and long-term Treasury yields experienced periods of extreme volatility.

II | CitiSM New York Tax Free Reserves

While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended February 28, 2009, two-year Treasury yields fell from 2.36% to 1.00%. Over the same time frame, ten-year Treasury yields moved from 3.83% to 3.02%.

During the reporting period, the yields available from tax-free money market instruments fluctuated and ultimately moved lower. The current market challenges have not affected the Fund’s $1.00 share price. Additionally, we believe that the current situation should not affect the Fund’s $1.00 share price, going forward. Over time, we also believe that the Fund’s returns should remain competitive.

Performance review

As of February 28, 2009, the seven-day current yield for CitiSM New York Tax Free Reserves was 0.32% and its seven-day effective yield, which reflects compounding, was 0.32%.[1]

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 0.23% and the seven-day effective yield would have been 0.23%.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CitiSM New York Tax Free Reserves | III

Letter from the chairman continued

CITISM NEW YORK TAX FREE RESERVES Yields as of February 28, 2009 (unaudited)

Seven-day current yield[1]	0.32%
Seven-day effective yield[1]	0.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 0.23% and the seven-day effective yield would have been 0.23%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

The Fund has elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program (the “Guarantee Program”) for money market funds. Only shareholders who held shares in the Fund as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

IV | CitiSM New York Tax Free Reserves

purchase or redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008.

If the number of shares held fluctuates over the period, the shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the then-current amount, whichever is less. For those eligible shareholders, any increase in the number of shares held in the Fund after September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with a fund or broker-dealer, any future investment in the Fund will not be guaranteed. The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department has further extended the Guarantee Program through September 18, 2009. The Fund has elected to participate in this extension. Legg Mason believes this program will provide support to our shareholders as we manage through this market environment.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

CitiSM New York Tax Free Reserves | V

Letter from the chairman continued

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 31, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i] Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

VI | CitiSM New York Tax Free Reserves

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — February 28, 2009

CitiSM New York Tax Free Reserves 2009 Semi-Annual Report | 1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2008 and held for the six months ended February 28, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[3]

CitiSM New York Tax Free Reserves	0.60%	$1,000.00	$1,006.00	0.68%	$3.38

[1]	For the six months ended February 28, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratio. These fees are not covered by any expense cap currently in effect.

2 | CitiSM New York Tax Free Reserves 2009 Semi-Annual Report

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[2]

CitiSM New York Tax Free Reserves	5.00%	$1,000.00	$1,021.42	0.68%	$3.41

[1]	For the six months ended February 28, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratio. These fees are not covered by any expense cap currently in effect.

CitiSM New York Tax Free Reserves 2009 Semi-Annual Report | 3

Schedule of investments (unaudited)

February 28, 2009

CITISM NEW YORK TAX FREE RESERVES

FACE
AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 98.5%

	Education — 14.3%
	Monroe County, NY, Industrial Development Agency:
$3,850,000	Civic Facility Revenue, Monroe Community College, LOC-JPMorgan Chase, 0.520%, 3/5/09(a)	$3,850,000
4,000,000	Revenue, Monroe Community College, LOC-JPMorgan Chase, 0.520%, 3/5/09(a)	4,000,000
	New York City, NY:
400,000	GO, Subordinated, FSA, SPA-Dexia Credit Local, 0.750%, 3/2/09(a)	400,000
	Industrial Development Agency, Civic Facility Revenue:
3,100,000	New York Law School, LOC-Allied Irish Bank PLC, 0.730%, 3/5/09(a)	3,100,000
2,400,000	Refunding & Improvements Touro College, LOC-JPMorgan Chase, 0.530%, 3/4/09(a)	2,400,000
	New York State Dormitory Authority Revenue:
	Cornell University:
3,285,000	SPA-HSBC Bank USA N.A., 0.300%, 3/5/09(a)	3,285,000
8,195,000	SPA-JPMorgan Chase, 0.300%, 3/5/09(a)	8,195,000
7,700,000	Fordham University, LOC-Allied Irish Bank PLC, 0.550%, 3/4/09(a)	7,700,000
	Non-State Supported Debt:
16,000,000	Rockefeller University, 0.300%, 3/5/09(a)	16,000,000
2,000,000	St. John Fisher College, LOC-RBS Citizens N.A., 0.580%, 3/5/09(a)	2,000,000
8,875,000	Oxford University Press Inc., LOC-Landesbank Hessen-Thuringen, 0.400%, 3/4/09(a)	8,875,000
4,300,000	Rockefeller University, 0.300%, 3/5/09(a)	4,300,000
6,650,000	TECP, Cornell University, 0.350% due 3/19/09	6,650,000
	New York State, Dormitory Authority Revenue:
5,000,000	Non-State Supported Debt, University of Rochester, LOC-JPMorgan Chase, 0.500%, 3/4/09(a)	5,000,000
3,300,000	State Supported Debt, Cornell University, SPA-HSBC Bank USA N.A., 0.300%, 3/5/09(a)	3,300,000
4,685,000	Niagara County, NY, Industrial Development Agency Civic Facilities Revenue, Student Housing Village Corp., LOC-RBS Citizens Bank N.A., 0.580%, 3/5/09(a)	4,685,000
2,600,000	Puerto Rico Industrial, Tourist Educational, Medical & Environmental Pollution Control Facilities Financing Authority, Ana G. Mendez University Systems Project, LOC-Banco Santander PR, 0.550%, 3/4/09(a)	2,600,000
1,600,000	Syracuse, NY, Industrial Development Agency, Civic Facility Revenue, Syracuse University Project, LOC-JPMorgan Chase, 0.350%, 3/2/09(a)	1,600,000
	Tompkins County, NY, Industrial Development Agency Revenue, Civic Facility, Cornell University, SPA-JPMorgan Chase:
2,180,000	0.380%, 3/2/09(a)	2,180,000
1,200,000	0.550%, 3/2/09(a)	1,200,000

	Total Education	91,320,000

See Notes to Financial Statements.

4 | CitiSM New York Tax Free Reserves 2009 Semi-Annual Report

CITISM NEW YORK TAX FREE RESERVES

FACE
AMOUNT	SECURITY	VALUE

	Electric — 0.5%
$3,475,000	New York State Energy Research & Development Authority Facility, Revenue, Consolidated Edison Co., LOC-Citibank N.A., 0.750%, 3/4/09(a)(b)	$3,475,000

	Finance — 4.9%
	New York City, NY, TFA:
	Future Tax Secured:
	Revenue:
6,005,000	LIQ-Landesbank Baden-Wurttemberg, 0.350%, 3/4/09(a)	6,005,000
6,400,000	SPA-JPMorgan Chase, 0.350%, 3/4/09(a)	6,400,000
3,150,000	SPA-Landesbank Baden-Wurttemberg, 0.550%, 3/2/09(a)	3,150,000
2,200,000	Subordinated, SPA-Landesbank Hessen-Thuringen, 0.550%, 3/2/09(a)	2,200,000
	New York City Recovery Project Revenue:
1,200,000	SPA-Landesbank Baden-Wurttemberg, 0.550%, 3/2/09(a)	1,200,000
885,000	Subordinated, LIQ-Landesbank Hessen-Thuringen, 0.530%, 3/4/09(a)	885,000
	New York State LGAC:
1,513,000	LOC-Bank of Nova Scotia, 0.300%, 3/4/09(a)	1,513,000
7,700,000	LOC-Landesbank Hessen-Thuringen, 0.450%, 3/4/09(a)	7,700,000
1,332,000	Revenue, LOC-Landesbank Hessen-Thuringen, 0.300%, 3/4/09(a)	1,332,000
1,000,000	Senior Lien, 5.000% due 4/1/09	1,002,503

	Total Finance	31,387,503

	General Obligation — 20.5%
8,600,000	Cohoes, NY, City School District, GO, BAN, 2.500% due 6/25/09	8,617,431
	Commonwealth of Puerto Rico:
14,000,000	GO, FSA, SPA-Dexia Credit Local, 3.250%, 3/5/09(a)	14,000,000
9,600,000	GO, Refunding, Public Improvements, FSA, LOC-Wachovia Bank N.A., 0.450%, 3/2/09(a)	9,600,000
3,500,000	East Williston, NY, UFSD, GO, TAN, 2.500% due 6/29/09	3,507,902
10,000,000	Eastchester, NY, UFSD, GO, TAN, 2.500% due 6/23/09	10,023,924
2,000,000	Groton, NY, CSD, GO, BAN, 2.500% due 6/10/09	2,004,078
4,500,000	Hastings-On-Hudson, NY, UFSD, GO, TAN, 3.000% due 6/24/09	4,513,892
3,875,000	Islip, NY, UFSD, GO, TAN, 2.500% due 6/26/09	3,884,799
5,000,000	Locust Valley, NY, CSD, GO, TAN, 2.500% due 6/24/09	5,011,918
2,675,000	Monroe County, NY, GO, 3.000% due 3/1/09	2,675,000
	Nassau County, NY, GO:
10,000,000	RAN, 3.000% due 4/15/09	10,016,415
20,000,000	TAN, 2.500% due 9/30/09	20,190,061
4,710,000	New Rochelle, NY, City School District, GO, BAN, 2.250% due 4/24/09	4,715,282
	New York City, NY, GO:
2,525,000	LOC-Bank of New York, 0.480%, 3/4/09(a)	2,525,000
500,000	LOC-Morgan Guaranty Trust, 0.350%, 3/2/09(a)	500,000
2,875,000	SPA-Wachovia Bank N.A., 0.500%, 3/2/09(a)	2,875,000

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2009 Semi-Annual Report | 5

Schedule of investments (unaudited) continued

February 28, 2009

CITISM NEW YORK TAX FREE RESERVES

FACE
AMOUNT	SECURITY	VALUE

	General Obligation — 20.5% continued
	Subordinated:
	LOC-Bank of New York:
$1,220,000	0.400%, 3/4/09(a)	$1,220,000
5,600,000	0.500%, 3/4/09(a)	5,600,000
5,010,000	LOC-Bank of Nova Scotia, 0.550%, 3/4/09(a)	5,010,000
	LOC-BNP Paribas:
3,835,000	0.400%, 3/4/09(a)	3,835,000
2,020,000	0.480%, 3/4/09(a)	2,020,000
3,000,000	Niskayuna, NY, CSD, GO, BAN, 2.250% due 4/30/09	3,003,639
	Puerto Rico Commonwealth, GO:
5,000,000	FSA, SPA-Dexia Bank, 3.380%, 3/5/09(a)	5,000,000
1,300,000	LOC-Wachovia Bank N.A., 0.380%, 3/5/09(a)	1,300,000

	Total General Obligation	131,649,341

	Hospitals — 5.1%
	Nassau Health Care Corp.:
7,000,000	Refunding, FSA, SPA-Dexia Credit Local, 2.250%, 3/5/09(a)	7,000,000
2,500,000	Subordinated, FSA, SPA-Dexia Credit Local, 3.000%, 3/5/09(a)	2,500,000
3,715,000	New York City, NY, Capital Resources Corp. Revenue, Loan Enhanced Assistance, LOC-Bank of America, 0.530%, 3/5/09(a)	3,715,000
4,780,000	New York State Dormitory Authority Revenue, Mental Health Services Facilities, FSA, SPA-Dexia Credit Local, 2.750%, 3/5/09(a)	4,780,000
4,265,000	New York State Dormitory Authority, State Personal Income Tax Revenue, 4.000% due 3/15/09	4,267,864
5,040,000	Suffolk County, NY, Industrial Development Agency, Continuing Care Retirement, Jeffersons Ferry Project, 7.200% due 3/19/09(c)	5,353,771
5,000,000	Tompkins County, NY, Industrial Development Agency Revenue, Civic Facility, Ithacare Center Co., LOC-Bank of America N.A., 0.570%, 3/5/09(a)	5,000,000

	Total Hospitals	32,616,635

	Housing: Multi-Family — 16.2%
	New York City, NY, HDC:
	Multi-Family Mortgage Revenue:
1,000,000	20 Exchange Place, LOC-Landesbank Hessen-Thuringen, 0.600%, 3/4/09(a)	1,000,000
5,560,000	Granville Payne Apartments, LOC-Citibank N.A., 0.800%, 3/4/09(a)(b)	5,560,000
12,880,000	Las Casas Development, LOC-Bank of America N.A., 0.700%, 3/4/09(a)(b)	12,880,000
8,000,000	Markham Gardens Apartments, LOC-Citibank N.A., 0.650%, 3/4/09(a)(b)	8,000,000
	Multi-Family Revenue:
1,660,000	941 Hoe Avenue Apartments, LOC-Key Bank N.A., 0.800%, 3/4/09(a)(b)	1,660,000
3,000,000	Mortgage Beacon Mews Development, LOC-Citibank N.A., 0.660%, 3/4/09(a)(b)	3,000,000

See Notes to Financial Statements.

6 | CitiSM New York Tax Free Reserves 2009 Semi-Annual Report

CITISM NEW YORK TAX FREE RESERVES

FACE
AMOUNT	SECURITY	VALUE

	Housing: Multi-Family — 16.2% continued
	New York State Housing Finance Agency:
	Revenue:
$11,800,000	600 West 42nd Street, LOC-Bank of New York, 0.800%, 3/4/09(a)(b)	$11,800,000
1,810,000	Admiral Halsey Senior Apartments, LOC-Citibank N.A., 0.700%, 3/4/09(a)(b)	1,810,000
3,500,000	Clinton Green South LLC, FHLMC, LIQ-FHLMC, 0.580%, 3/4/09(a)(b)	3,500,000
11,040,000	Normandie Court I Project, LOC-Landesbank Hessen-Thuringen Girozentrale, 0.470%, 3/4/09(a)	11,040,000
6,300,000	Ocean Park Apartments Housing, LIQ-FNMA, 0.700%, 3/4/09(a)(b)	6,300,000
12,510,000	Remeeder Houses, LOC-Citibank N.A., 0.700%, 3/4/09(a)(b)	12,510,000
4,000,000	Tribeca Green Housing LLC, LOC-Landesbank Hessen-Thuringen, 0.550%, 3/4/09(a)	4,000,000
5,300,000	Service Contract Revenue, LOC-BNP Paribas, 0.530%, 3/4/09(a)	5,300,000
7,200,000	New York State, Housing Finance Agency, Historic Front Street, LOC-Landesbank Hessen-Thuringen, 0.520%, 3/4/09(a)	7,200,000
4,000,000	New York, NY, HDC, Mortgage Revenue, The Crest, LOC-Landesbank Hessen-Thuringen, 0.600%, 3/4/09(a)	4,000,000
4,000,000	Watervliet, NY, Housing Authority Revenue, Refunding, Beltrone Senior Living, LOC-Citizens Bank N.A., 0.580%, 3/5/09(a)	4,000,000

	Total Housing: Multi-Family	103,560,000

	Housing: Single Family — 3.7%
	New York State Housing Finance Agency:
	Revenue:
2,300,000	505 West 37th St., LOC-Landesbank Hessen-Thuringen, 0.680%, 3/4/09(a)(b)	2,300,000
9,100,000	Victory Housing, Credit Enhanced by FNMA, 0.580%, 3/4/09(a)(b)	9,100,000
5,000,000	Service Contract Revenue, Refunding, LOC-Dexia Credit Local, 1.280%, 3/4/09(a)	5,000,000
7,500,000	Ramapo, NY, Housing Authority Revenue, Spring Valley Homes Redevelopment Project LLC, LIQ-FNMA, 0.650%, 3/5/09(a)(b)	7,500,000

	Total Housing: Single Family	23,900,000

	Industrial Development — 12.2%
	Albany, NY, Industrial Development Agency, Civic Facility Revenue:
3,240,000	Living Residential Corporation Project, LOC-HSBC Bank USA N.A., 0.520%, 3/5/09(a)	3,240,000
4,925,000	Teresian House, LOC-Citizens Bank N.A., 0.580%, 3/5/09(a)	4,925,000
9,150,000	Hempstead, NY, IDA Revenue, Refunding, Trigen Nassau Energy, LOC-Societe Generale, 0.650%, 3/4/09(a)(b)	9,150,000
17,825,000	Liberty, NY, Development Corp. Revenue, 377 Greenwich LLC, LOC-Wells Fargo Bank N.A., 0.550%, 3/5/09(a)	17,825,000
	Monroe County, NY:
10,000,000	IDA Revenue, Margaret Woodbury Strong, LOC-JPMorgan Chase, 0.530%, 3/5/09(a)	10,000,000
7,075,000	Industrial Development Agency, Civic Facility Revenue, Continuing Development Services Inc. Project, LOC-Citizens Bank N.A., 0.580%, 3/5/09(a)	7,075,000

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2009 Semi-Annual Report | 7

Schedule of investments (unaudited) continued

February 28, 2009

CITISM NEW YORK TAX FREE RESERVES

FACE AMOUNT	SECURITY	VALUE

	Industrial Development — 12.2% continued
	New York City, NY, IDA:
$15,700,000	1 Bryant Park LLC, LOC-Bank of America N.A., Citibank, GIC-Bayerische Landesbank, 0.650%, 3/4/09(a)	$15,700,000
500,000	Revenue, Children’s Oncology Society, LOC-Bank of New York, 0.530%, 3/4/09(a)	500,000
1,370,000	Oneida County, NY, Industrial Development Agency, Civic Facility Revenue, Mohawk Valley, St. Lukes, LOC-Bank of America N.A., 0.620%, 3/5/09(a)	1,370,000
2,275,000	Rensselaer County, NY, Industrial Development Agency, Civic Facility Revenue, RC Housing I LLC Project, LOC-Citizens Bank N.A., 0.580%, 3/5/09(a)	2,275,000
3,365,000	Rockland County, NY, IDA, IDR, Intercos America Inc. Project, LOC-HSBC Bank USA N.A., 0.900%, 3/5/09(a)(b)	3,365,000
2,810,000	Suffolk County, NY, IDA, IDR, Spellman/Merrill, Realty, LOC-HSBC Bank USA N.A., 0.900%, 3/5/09(a)(b)	2,810,000

	Total Industrial Development	78,235,000

	Miscellaneous — 1.6%
4,000,000	Capital District Regional Off Track Betting Corp. New York, LOC-Bank of America N.A., 1.130%, 3/5/09(a)	4,000,000
6,200,000	State of New York, LOC-Dexia Credit Local, 3.250%, 3/4/09(a)	6,200,000

	Total Miscellaneous	10,200,000

	Pre-Refunded — 3.7%
	Nassau County, NY, Tobacco Settlement Corp., Asset Backed:
725,000	6.000% due 7/15/09(c)	744,090
10,000,000	6.600% due 7/15/09(c)	10,277,702
	TSASC Inc., NY:
4,680,000	6.000% due 7/15/09(c)	4,799,642
8,000,000	6.250% due 7/15/09(c)	8,212,171

	Total Pre-Refunded	24,033,605

	Public Facilities — 2.1%
	New York City, NY, Trust for Cultural Resources Revenue:
5,500,000	American Museum of Natural History, SPA-Bank of America N.A., 0.450%, 3/2/09(a)	5,500,000
280,000	Asia Society, LOC-JPMorgan Chase, 0.550%, 3/5/09(a)	280,000
7,730,000	New York State Dormitory Authority Revenue, Metropolitan Museum of Art, 0.250%, 3/4/09(a)	7,730,000

	Total Public Facilities	13,510,000

	Tax Allocation — 3.7%
12,600,000	Commonwealth of Puerto Rico, GO, FSA, SPA-Dexia Credit Local, 3.250%, 3/5/09(a)	12,600,000
	Nassau County, NY, Interim Finance Authority, Sales Tax Secured:
6,800,000	SPA-BNP Paribas, 0.400%, 3/4/09(a)	6,800,000
4,000,000	SPA-KBC Bank N.V., 0.500%, 3/4/09(a)	4,000,000

	Total Tax Allocation	23,400,000

See Notes to Financial Statements.

8 | CitiSM New York Tax Free Reserves 2009 Semi-Annual Report

CITISM NEW YORK TAX FREE RESERVES

FACE AMOUNT	SECURITY	VALUE

	Transportation — 3.5%
$1,945,000	Albany County, NY, Airport Authority Revenue, Refunding, LOC-Bank of America N.A., 0.770%, 3/5/09(a)(b)	$1,945,000
3,200,000	MTA, NY, Dedicated Tax Fund, LOC-Lloyds TSB Bank PLC, 0.350%, 3/5/09(a)	3,200,000
4,000,000	Niagara Falls, NY, Bridge Commission Toll Revenue, SPA-Dexia Credit Local, 3.000%, 3/4/09(a)	4,000,000
	Triborough Bridge & Tunnel Authority, NY, Revenue:
5,000,000	2.000% due 1/20/10(d)(e)	5,059,825
	Refunding:
2,175,000	Gem Subordinated, SPA-Bank of America, 0.620%, 3/5/09(a)	2,175,000
5,845,000	Subordinated, SPA-Landesbank Baden-Wurttemberg, 0.580%, 3/5/09(a)	5,845,000

	Total Transportation	22,224,825

	Utilities — 4.7%
	Long Island Power Authority, NY:
3,225,000	FSA, LOC-Dexia Credit Local, 3.000%, 3/4/09(a)	3,225,000
5,355,000	Subordinated, LOC-JPMorgan Chase, Landesbank Baden-Wurttemberg, 0.480%, 3/4/09(a)	5,355,000
	Electric System Revenue:
	FSA, SPA-Dexia Credit Local:
300,000	3.250%, 3/4/09(a)	300,000
6,500,000	3.500%, 3/4/09(a)	6,500,000
1,800,000	2.500%, 3/6/09(a)	1,800,000
200,000	General, FSA, 3.100%, 3/4/09(a)	200,000
2,825,000	Subordinated, LOC-Bayerische Landesbank, 0.520%, 3/2/09(a)	2,825,000
10,000,000	Piedmont, SC, Municipal Power Agency, Electric Revenue, SPA-Dexia Credit Local, 2.750%, 3/5/09(a)	10,000,000

	Total Utilities	30,205,000

	Water & Sewer — 1.8%
1,700,000	Buffalo, NY, Municipal Water Finance Authority, Water Systems Revenue, LOC-JPMorgan Chase, 0.500%, 3/4/09(a)	1,700,000
	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
9,000,000	Second General, Fiscal 2008, SPA-Bank of America N.A., 0.500%, 3/2/09(a)	9,000,000
500,000	SPA-Dexia Credit Local, 1.170%, 3/2/09(a)	500,000
300,000	Subordinated, SPA-Dexia Credit Local, 1.750%, 3/5/09(a)	300,000

	Total Water & Sewer	11,500,000

	TOTAL INVESTMENTS — 98.5% (Cost — $631,216,909#)	631,216,909
	Other Assets in Excess of Liabilities — 1.5%	9,416,415

	TOTAL NET ASSETS — 100.0%	$640,633,324

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2009 Semi-Annual Report | 9

Schedule of investments (unaudited) continued

February 28, 2009

CITISM NEW YORK TAX FREE RESERVES

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.

(e)	Maturity date shown represents the mandatory tender date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BAN	—	Bond Anticipation Notes
CSD	—	Central School District
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance - Insured Bonds
GIC	—	Guaranteed Investment Contract
GO	—	General Obligation
HDC	—	Housing Development Corporation
IDA	—	Industrial Development Authority
IDR	—	Industrial Development Revenue
LGAC	—	Local Government Assistance Corporation
LIQ	—	Liquidity Facility
LOC	—	Letter of Credit
MTA	—	Metropolitan Transportation Authority
RAN	—	Revenue Anticipation Notes
SPA	—	Standby Bond Purchase Agreement - Insured Bonds
TAN	—	Tax Anticipation Notes
TECP	—	Tax Exempt Commercial Paper
TFA	—	Transitional Finance Authority
UFSD	—	Unified Free School District

RATINGS TABLE*

S&P/Moody’s**
A-1	55.7%
VMIG1	25.2
AAA/Aaa	6.9
NR	6.6
SP-1	5.0
AA/Aa	0.6

100.0%

*	As a percentage of total investments.

**	S&P primary rating; Moody’s secondary.

See pages 11 and 12 for definitions of ratings.

See Notes to Financial Statements.

10 | CitiSM New York Tax Free Reserves 2009 Semi-Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CitiSM New York Tax Free Reserves 2009 Semi-Annual Report | 11

Bond ratings (unaudited) continued

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG1	—	Moody’s highest rating for issues having a demand feature— VRDO.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG1 rating.

F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

12 | CitiSM New York Tax Free Reserves 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

February 28, 2009

ASSETS:
Investments, at amortized cost	$631,216,909
Cash	38,323
Receivable for securities sold	7,925,414
Interest receivable	1,919,434
Prepaid Treasury Guarantee Program fees (Note 7)	99,807
Prepaid expenses	48,600

Total Assets	641,248,487

LIABILITIES:
Investment management fee payable	182,667
Distribution fees payable	129,769
Payable for Fund shares repurchased	117,685
Distributions payable	92,808
Trustees’ fees payable	3,440
Accrued expenses	88,794

Total Liabilities	615,163

TOTAL NET ASSETS	$640,633,324

NET ASSETS:
Par value (Note 3)	$6,406
Paid-in capital in excess of par value	640,582,855
Undistributed net investment income	44,860
Accumulated net realized loss on investments	(797)

TOTAL NET ASSETS	$640,633,324

Shares Outstanding:	640,589,261
Net Asset Value:	$1.00

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2009 Semi-Annual Report | 13

Statement of operations (unaudited)

For the Six Months Ended February 28, 2009

INVESTMENT INCOME:
Interest	$7,802,055

EXPENSES:
Investment management fee (Note 2)	1,771,197
Distribution fees (Note 2)	983,998
Treasury Guarantee Program fees (Note 7)	128,726
Legal fees	46,359
Shareholder reports	22,340
Registration fees	21,869
Transfer agent fees	21,816
Audit and tax	18,531
Litigation fees (Note 5)	14,195
Insurance	8,214
Trustees’ fees	6,360
Custody fees	4,017
Miscellaneous expenses	4,223

Total Expenses	3,051,845
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(364,770)

Net Expenses	2,687,075

NET INVESTMENT INCOME	5,114,980

NET REALIZED GAIN ON INVESTMENT TRANSACTIONS	115

INCREASE IN NET ASSETS FROM OPERATIONS	$5,115,095

See Notes to Financial Statements.

14 | CitiSM New York Tax Free Reserves 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009 (unaudited) AND THE YEAR ENDED AUGUST 31, 2008	2009	2008
OPERATIONS:
Net investment income	$5,114,980	$19,367,562
Net realized gain (loss)	115	(912)

Increase in Net Assets From Operations	5,115,095	19,366,650

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,115,096)	(19,367,496)
Net realized gains	—	(1,457)

Decrease in Net Assets From Distributions to Shareholders	(5,115,096)	(19,368,953)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	526,020,051	1,236,451,372
Reinvestment of distributions	889,828	3,450,318
Cost of shares repurchased	(869,132,114)	(1,259,792,959)

Decrease in Net Assets From Fund Share Transactions	(342,222,235)	(19,891,269)

DECREASE IN NET ASSETS	(342,222,236)	(19,893,572)

NET ASSETS:
Beginning of period	982,855,560	1,002,749,132

End of period*	$640,633,324	$982,855,560

*Includes undistributed net investment income of:	$44,860	$44,976

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2009 Semi-Annual Report | 15

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:

	2009[1]	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.006	0.019	0.030	0.025	0.014	0.004
Net realized gain (loss)[2]	0.000	(0.000)	0.000	(0.000)	0.000	0.000

Total income from operations	0.006	0.019	0.030	0.025	0.014	0.004

LESS DISTRIBUTIONS FROM:
Net investment income	(0.006)	(0.019)	(0.030)	(0.025)	(0.014)	(0.004)
Net realized gains	—	(0.000)[2]	—	(0.000)[2]	(0.000)[2]	(0.000)[2]

Total distributions	(0.006)	(0.019)	(0.030)	(0.025)	(0.014)	(0.004)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[3]	0.60%	1.95%	3.01%	2.52%	1.36%	0.42%

NET ASSETS, END OF PERIOD (000s)	$640,633	$982,856	$1,002,749	$970,321	$1,034,450	$1,064,052

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.78%[4,5,6]	0.74%[6]	0.76%[6,7]	0.79%[6]	0.75%	0.74%
Net expenses[8,9]	0.68 [4,5]	0.65 [10]	0.65 [7,10]	0.65 [10]	0.65 [10]	0.65 [10]
Net investment income	1.30 [4]	1.92	2.97	2.49	1.34	0.38

[1]	For the six months ended February 28, 2009 (unaudited).

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.65%, respectively.

[6]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.77% for the six months ended February 28, 2009, and 0.73%, 0.74% and 0.75% for the years ended August 31, 2008, 2007 and 2006, respectively.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.76% and 0.65%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.65%.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

16 | CitiSM New York Tax Free Reserves 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

CitiSM New York Tax Free Reserves (the “Fund”) is a separate non-diversified series of Legg Mason Partners Money Market Trust (“Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The fair value of these securities may be different than the amortized cost value reported in the Schedule of Investments for the Fund. As of the date of this report, the Fund continued to meet the requirements of Rule 2a-7 that permit the Fund to utilize amortized cost to value its securities.

Effective September 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

CitiSM New York Tax Free Reserves 2009 Semi-Annual Report | 17

Notes to financial statements (unaudited) continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	FEBRUARY 28, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

Investments in securities	$631,216,909	—	$631,216,909	—

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

(c) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day, as of 12:00 noon Eastern Time, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized

18 | CitiSM New York Tax Free Reserves 2009 Semi-Annual Report

gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

CitiSM New York Tax Free Reserves 2009 Semi-Annual Report | 19

Notes to financial statements (unaudited) continued

During the six months ended February 28, 2009, the Fund had a voluntary expense limitation in place of 0.65% of the Fund’s average daily net assets.

During the six months ended February 28, 2009, LMPFA waived a portion of its fee in the amount of $350,575. In addition for the six months ended February 28, 2009, the Fund was reimbursed for litigation fees amounting to $14,195 as described in Note 5.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

The Fund adopted a Rule 12b-1 distributions plan and under that plan, the Fund pays a monthly fee at an annual rate not to exceed 0.25% of the average daily net assets of Class N shares. The distribution fees paid amounted to $983,998 for the six months ended February 28, 2009.

Certain officers and Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of beneficial interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $0.00001 per share.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets, Inc. (“CGM”), a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant

20 | CitiSM New York Tax Free Reserves 2009 Semi-Annual Report

Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

CitiSM New York Tax Free Reserves 2009 Semi-Annual Report | 21

Notes to financial statements (unaudited) continued

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

5. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

22 | CitiSM New York Tax Free Reserves 2009 Semi-Annual Report

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

6. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

7. Treasury guarantee

The Fund has elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

CitiSM New York Tax Free Reserves 2009 Semi-Annual Report | 23

Notes to financial statements (unaudited) continued

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department has further extended the Guarantee Program through September 18, 2009. The Fund has elected to participate in this extension.

In order to participate in the Guarantee Program during the initial term, the Fund has paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. The fee for participation in each extension was 0.015%.

24 | CitiSM New York Tax Free Reserves 2009 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Money Market Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the CitiSM New York Tax Free Reserves, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management during the meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

CitiSM New York Tax Free Reserves | 25

Board approval of management and subadvisory agreements (unaudited) continued

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a money fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management

26 | CitiSM New York Tax Free Reserves

information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as New York tax-exempt money market funds by Lipper, showed, among other data, that the Fund’s performance for the 1- year period ended June 30, 2008 was below the median and that the Fund’s performance for the 3- and 5-year periods ended June 30, 2008 was slightly below the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and

CitiSM New York Tax Free Reserves | 27

Board approval of management and subadvisory agreements (unaudited) continued

chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as New York tax-exempt money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were below the median. The Board noted that the Fund’s actual total expense ratio was slightly above the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Actual Management Fee was below the median of the Expense Group. The Board also considered the fee waivers by the Manager and the fact that the Manager pays the subadvisory fee out of the Management Fee.

28 | CitiSM New York Tax Free Reserves

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

CitiSM New York Tax Free Reserves | 29

CitiSM New York Tax Free Reserves

Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
   Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager
 Legg Mason Partners Fund
Advisor, LLC

Subadviser
Western Asset Management
Company

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust
Company

Transfer agent*
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

Independent registered
public accounting firm
KPMG LLP
345 Park Avenue
New York, New York 10154

* Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s co-transfer agent.

CitiSM New York Tax Free Reserves

The Fund is a separate investment series of Legg Mason Partners Money Market Trust, a Maryland business trust.

CITISM NEW YORK TAX FREE RESERVES 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-331-1792.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-331-1792, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of CitiSM New York Tax Free Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

* Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC FDXX010871 4/09 SR09-784

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the
Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within
90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	May 5, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	May 5, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date:	May 5, 2009